Gateway Fund

Gateway Investment Advisers, LLC

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 • 800-225-5478 • www.funds.natixis.com

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Fund, please refer to the section “More About Risk.” This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Gateway Fund	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Gateway Fund

Adviser:	Gateway Investment Advisers, LLC (“Adviser”)

Managers:	J. Patrick Rogers, Paul R. Stewart and Michael T. Buckius

Ticker Symbol:	Class A Class C
GATEX GTECX

Investment Goal

Gateway Fund (the “Fund”) seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts (“ADRs”), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (“REITs”).

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s historical volatility has been closer to intermediate-to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund’s investment strategies are described in more detail below.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Adviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of US-exchange-traded equities that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the

Gateway Fund	1	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

Temporary Defensive Measure

As a temporary defensive measure, the Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Correlation risk: The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Equity securities risk: You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely effect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during

Gateway Fund	2	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Options risk: The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years.† The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Gateway Fund	3	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how average annual total returns†† for the Class A and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the S&P 500 Index and the Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Aggregate Bond Index”). The S&P 500 Index is a popular indicator of the performance of the large capitalization sector of the U.S. stock market. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You can not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares.

Total returns for the Class A shares have also been calculated to reflect returns after taxes on distributions only and returns after taxes on distributions and sales of the shares. The S&P 500 Index and the Barclays Capital Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)††	Past 1 Year	Past 5 Years	Past 10 Years
Gateway Fund
Class A - Return Before Taxes	-18.88%	1.55%	2.91%
Class A - Return After Taxes on Distributions*	-19.12%	1.02%	2.35%
Class A - Return After Taxes on Distributions & Sale of Fund Shares*	-11.91%	1.07%	2.25%
Class C - Return Before Taxes	-15.38%	1.97%	2.68%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Barclays Capital Aggregate Bond Index**	5.24%	4.65%	5.63%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

†	The returns shown in the bar chart for periods prior to February 15, 2008 reflect the performance from the Fund’s predecessor (the “Predecessor Fund”), an Ohio business trust whose assets and liabilities the Fund acquired in a reorganization that occurred as of the close of business on February 15, 2008 (the “Reorganization”). Shareholders of the Predecessor Fund received Class A shares of the Fund. The Fund’s Class A and Class C shares were not outstanding prior to the Reorganization. Although the Predecessor Fund and the Fund’s Class A and Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities, returns for Class A and Class C shares would have been different from the returns of the Predecessor Fund’s shares to the extent that their respective expenses differ. The Class A net expenses did not change as a result of the Reorganization.

††	The returns shown for periods prior to February 15, 2008 reflect the performance from the Predecessor Fund. The Predecessor Fund’s performance has been adjusted to reflect the sales loads of Class A shares. For the periods prior to the inception of Class C shares (February 19, 2008), performance shown for Class C shares is based upon the Predecessor Fund’s returns restated to reflect the higher expenses and sales loads of Class C shares.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Gateway Fund	4	Prospectus – May 1, 2009

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Gateway Fund
	Class A		Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	[1,2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[2]		[3]	1.00%
Redemption fees	None	*	None	*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	Gateway Fund[4]
	Class A	Class C
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	1.00%**
Other expenses	0.14%[5]	0.18%
Total annual fund operating expenses	1.04%	1.83%
Less: Fee reduction and/or expense reimbursement[4]	0.10%	0.13%
Net Expenses	0.94%	1.70%

Example

This example***, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Gateway Fund	5	Prospectus – May 1, 2009

FUND FEES & EXPENSES

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Gateway Fund
	Class A	Class C
		[6]	[7]
1 year	$665	$272	$172
3 years	$878	$561	$561
5 years	$1,107	$976	$976
10 years	$1,764	$2,132	$2,132

1	A reduced sales charge on Class A shares applies in some cases. See the section “How Sales Charges Are Calculated” within the section “Fund Services.” Investors who were shareholders of the Predecessor Fund as of the date of the Reorganization were not subject to the initial sales charge with regard to shares received in the Reorganization and may purchase additional Class A shares of the Fund without the imposition of an initial sales charge.

2	Does not apply to reinvested dividend or other distributions.

3	A 1.00% contingent deferred sales charge (“CDSC”) applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. Investors who were shareholders of the Predecessor Fund as of the date of the Reorganization will not be subject to the imposition of a CDSC. See the section “How Sales Charges Are Calculated” within the section “Fund Services.”

4	The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 0.94% and 1.70% of the Fund’s average daily net assets for Classes A and C shares, respectively. This undertaking is in effect through April 30, 2010 and may be terminated only with the consent of the Fund’s Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses it has borne through the undertakings described in this footnote to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Adviser may not recover any such reduced fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred. Without this undertaking, expenses would be higher.

5	“Other expenses” are based on the expense arrangements that have been in place following the Reorganization and include administrative services fees.

6	Assumes redemption at end of period.

7	Assumes no redemption at end of period.

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

**	Because of the higher service and distribution (12b-1) fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority.

***	The examples are based on the Net Expenses for the first year illustrated in the example and on the Total Annual Fund Operating Expenses for the remaining years.

A “snapshot” of the Fund’s investments may be found in its annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund’s website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until the Fund files its respective Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information.

Gateway Fund	6	Prospectus – May 1, 2009

More About Risk

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are described in the Fund summary under “Principal Investment Risks.” The following is a list of non-principal risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Information Risk

The risk that key information about a security is inaccurate or unavailable.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid.

Opportunity Risk

The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Valuation Risk

The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Percentage Investment Limitations. Except as set forth in the Statement of Additional Information (“SAI”), the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management Team

Meet the Fund’s Investment Adviser

The Natixis Funds family (as defined below) currently includes 23 mutual funds. The Natixis Funds family had combined assets of $21.4 billion as of December 31, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Gateway Fund (the “Fund”), which, along with the Natixis Equity Funds, Natixis Income Funds, Natixis Income Diversified Portfolio, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”), ASG Global Alternatives Fund, Delafield Select Fund and Vaughan Nelson Value Opportunity Fund constitute the “Natixis Funds.”

Adviser

Gateway Investment Advisers, LLC, located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as investment adviser to the Fund. Gateway had over $7 billion in assets under management at December 31, 2008. Gateway is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional

Gateway Fund	7	Prospectus – May 1, 2009

MANAGEMENT TEAM

savings banks known as the Caisse d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 15 principal subsidiary or affiliated asset management firms that collectively had over $214 billion in assets under management at December 31, 2008.

The aggregate advisory fee paid by the Fund during the fiscal year ended December 31, 2008, as a percentage of the Fund’s average daily net assets was 0.64% (after reduction).

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory contract is available in the Fund’s semi-annual report for the period ended June 30, 2008.

Portfolio Trades

In placing portfolio trades, the Adviser may use brokerage firms that market the Fund’s shares or are affiliated with Natixis US and the Adviser. In placing trades, the Adviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund and Daily Income Fund. Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”) and the Money Market Fund is advised by Natixis Advisors and subadvised by Reich & Tang. Because Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Fund may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility (the “Credit Facility”). In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis, Sayles & Company, L.P., AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P., Hansberger Global Investors, Inc. and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers (except for BlackRock) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

Meet the Fund’s Portfolio Managers

J. Patrick Rogers, CFA — Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., the predecessor to the Adviser (the “Predecessor Adviser”), in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Fund since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of The Gateway Trust, the predecessor to the current Gateway Trust (the “Predecessor Trust”), from January 1997 and a trustee of the Predecessor Trust from December 1998.

Gateway Fund	8	Prospectus – May 1, 2009

MANAGEMENT TEAM

Paul R. Stewart, CFA — Mr. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Predecessor Adviser in January 2006. He served as co-portfolio manager of the Fund since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

Michael T. Buckius, CFA — Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by the Adviser. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

Please see the Fund’s Statement of Additional Information (“SAI”) for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Fund Services

Investing in the Fund

Choosing a Share Class

The Fund offers Class A and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•

You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

•

If you were a shareholder of the Predecessor Fund as of the date of the Reorganization, you are eligible to purchase additional Class A shares without a sales charge or a contingent deferred sales charge (“CDSC”), provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge or CDSC may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a shareholder of the Predecessor Fund and are eligible to purchase Class A shares without a sales charge or CDSC. Notwithstanding the foregoing, former shareholders of the Predecessor Fund may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A shares.

•	You may pay a sales charge on redemptions if you sell your shares within one year of purchase.

•	Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you will pay higher expenses than shareholders of other classes.

Gateway Fund	9	Prospectus – May 1, 2009

FUND SERVICES

•

Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Fund’s expenses, see the section “Fund Fees & Expenses” in this Prospectus.

Certificates

Certificates will not be issued for any class of shares.

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:

Class A Sales Charges**

Your Investment	As a % of offering price	As a % of your investment
Less than $ 50,000	5.75%	6.10%
$ 50,000 – $ 99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$ 1,000,000 or more*	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

*	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

Investors who were Predecessor Fund shareholders as of the date of the Reorganization may purchase additional Class A shares of the Fund for their accounts existing as of the date of the Reorganization without the imposition of an initial sales charge or a CDSC.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund’s website at www.funds.natixis.com (click on “sales charges” at the bottom of the home page) or in the Fund’s SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

•

Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more within 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.

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•

Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

•

Fund trustees, former trustees, employees of affiliates of Natixis Funds and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•	Clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund) with investments of $25,000 or more in the Natixis Funds; and

•	Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares; and

•	Investors who were Predecessor Fund shareholders as of the date of the Reorganization.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

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If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;

•	is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

•	is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:

•	increases in net asset value above the purchase price; or

•	shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange Class C shares of the Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class C shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Compensation to Securities Dealers

As part of its business strategies, the Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are

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Calculated” and dealer commissions as a percentage of offering price is disclosed in the Fund’s SAI. The Fund’s Class A and Class C shares pay an annual service fee of 0.25% of its average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares.

The Distributor, the Fund’s adviser and their affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. The Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
For 403(b)(7) plans under Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$0	$0

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

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The Distributor, at its sole discretion, may waive the minimum investment for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.

The Fund is not available to new Savings Incentive Match Plan for Employees (“SIMPLE IRAs”).

3.	Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances for this purpose and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts using a Natixis Funds’ prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Fund.

It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee if the account balance falls below such minimum and that directly registered accounts may be assessed a fee rather than be liquidated.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Website

www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

•	purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

•	review your account balance, recent transactions, Fund prices and recent performance;

•	order duplicate account statements; and

•	obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying Shares

Except to the extent otherwise permitted by the Distributor, the Fund will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

	Opening an Account	Adding to an Account

Through Your Investment Dealer	• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.

By Mail

•         Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•         Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•         Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•         Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•         Complete the investment slip from an account statement or include a letter specifying the Fund name, class of shares, account number and the registered account name(s).

•         Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.

By Wire	• Opening an account by wire is not available.

•         Visit www.funds.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•         Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)	• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•         Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•         If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Automatic Investing Through Investment Builder

•         Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application. Ask your bank or credit union whether it is a member of the ACH system.

•         If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         See the section “Additional Investor Services.”

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Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check, through ACH or investment builder may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer	• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.

By Mail

•         Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•         The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•         Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•         Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•         Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com.

•         Call Natixis Funds or by visiting www.funds.natixis.com to request an exchange.

By Wire

•         Complete the “Bank Information” section on your account application.

•         Call Natixis Funds at 800-225-5478, visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•         Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•         Ask your bank or credit union whether it is a member of the ACH system.

•         Complete the “Bank Information” section on your account application.

•         If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.

•         Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”

By Telephone

•         Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•         Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•         Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;

•	a federal savings bank, cooperative, or other type of bank;

•	a savings and loan or other thrift institution;

•	a credit union; or

•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. In addition, shareholders who were shareholders of the Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y may exchange their Class A shares for Class Y shares of the Fund. Such an exchange of Class A for Class Y shares of the Fund by a former shareholder of the Predecessor Fund generally should not be a taxable event for U.S. federal income tax purposes. For exchanges into the Money Market Fund, the holding period for determining the CDSC and conversion into Class A shares, if applicable, for Class C Shares will stop and will resume only when an exchange into an applicable fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Accounts participating in wrap fee programs or held through a Registered Investment Adviser may exchange Class A shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program or Registered Investment Adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

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Due to operational limitations at your financial intermediary your ability to exchange Class A shares of a fund for Class Y shares of the same fund may be limited. Please consult your financial representative for more information.

Restrictions on Buying, Selling and Exchanging Shares

The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to reject any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in the Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the Fund. The above limits are applicable whether you hold shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making

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FUND SERVICES

such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If the Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation

The Fund may suspend the right of redemption or postpone pa`yment for more than 7 days:

•         When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•         During an emergency as permitted by the SEC.

•         During any other period permitted by the SEC.

The Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

The Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for the Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.

The Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

Gateway Fund	19	Prospectus – May 1, 2009

FUND SERVICES

How Fund Shares Are Priced

“Net asset value” is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value and Public Offering Price” in the SAI for more details.

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received by the transfer agent “in good order.”[1]

•

Requests received by the Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations) — based upon evaluated prices furnished to the Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Options — The Fund generally values index options at the average of the closing bid and asked quotations. Under normal market conditions, the Fund will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m., Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the index options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value index options using the closing rotation values published by the CBOE.

•	All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.

1	Please see the section “Buying Shares”, which provides additional information regarding who can receive a purchase order.

Gateway Fund	20	Prospectus – May 1, 2009

FUND SERVICES

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Dividends and Distributions

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund expects to distribute dividends quarterly. The Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•

Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”

•

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service (“IRS”). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned for more than one year over net short-term capital losses and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Gateway Fund	21	Prospectus – May 1, 2009

FUND SERVICES

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of the Fund’s shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized on a redemption, sale, exchange or other disposition of the Fund’s shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Fund Investments. The Fund’s investments in certain debt obligations, derivatives or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. The Fund will advise shareholders annually of the proportion of the Fund’s dividends that are derived from such interest.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010.

Please see the SAI for additional information on the federal income tax consequences of an investment in the Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.”

Gateway Fund	22	Prospectus – May 1, 2009

FUND SERVICES

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.”

Natixis Funds Personal Access Line®

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Gateway Fund	23	Prospectus – May 1, 2009

Financial Performance

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information shown for periods prior to February 15, 2008 for Class A shares is that of the Predecessor Fund, which reorganized into the Fund in February 2008. The information shown below for periods prior to January 1, 2008 was audited by Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm. The information shown for periods after December 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s December 31, 2008 annual report. The annual report is incorporated by reference into the SAI, which is available free of charge upon request from the Distributor.

Gateway Fund	24	Prospectus – May 1, 2009

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FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of the period
Class A*
12/31/2008	$28.64	$0.55	$(4.49)	$(3.94)	$(0.53)	$(0.53)	$24.17
12/31/2007	27.04	0.53	1.61	2.14	(0.54)	(0.54)	28.64
12/31/2006	25.00	0.48	2.04	2.52	(0.48)	(0.48)	27.04
12/31/2005	24.31	0.44	0.70	1.14	(0.45)	(0.45)	25.00
12/31/2004	23.00	0.29	1.31	1.60	(0.29)	(0.29)	24.31
Class C**
12/31/2008	27.76	0.35	(3.57)	(3.22)	(0.43)	(0.43)	24.11

Gateway Fund	26	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

		Ratios to Average Net Assets:
Total return(%)(b),(c)	Net assets, end of the period (000’s)	Net expenses(%)(d),(e)	Gross expenses(%)(e)	Net investment income (loss)(%)(e)	Portfolio turnover rate(%)
(13.9)	$3,142,574	0.94	1.03	2.05	38
7.9	4,278,699	0.94	0.94	1.91	5
10.1	3,329,940	0.95	0.95	1.92	9
4.7	2,707,643	0.95	0.95	1.87	15
7.0	2,103,935	0.97	0.97	1.42	71
(11.7)	173,869	1.70	1.83	1.57	38

*	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of the Predecessor Fund in exchange for Class A shares of the Fund pursuant to a plan of reorganization. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including February 15, 2008 relates to the Predecessor Fund.

**	From commencement of Class operations on February 19, 2008 through December 31, 2008.

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(e)	Computed on an annualized basis for periods less than one year, if applicable.

Gateway Fund	27	Prospectus – May 1, 2009

Glossary of Terms

Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.

Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.

Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A fund’s assets minus its liabilities. With respect to the funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a fund is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Gateway Fund	28	Prospectus – May 1, 2009

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If you would like more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about the Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund’s annual or semiannual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial representative, visit the Fund website at www.funds.natixis.com or call the Fund at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds, Loomis Sayles Funds, Hansberger International Series and Delafield Fund, Inc. If you have a complaint concerning Natixis Distributors or any of its registered representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We(1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers(2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our websites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Fund’s behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1)

For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P. and all of their successors.

(2)

For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Fund.

Investment Company Act File No. 811-22099	XGF51-0509

AEW Real Estate Fund

AEW Capital Management, L.P.

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Delafield Select Fund

Delafield Asset Management, a division of Reich & Tang Asset Management, LLC

Gateway Fund

Gateway Investment Advisers, LLC

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Value Opportunity Fund

Vaughan Nelson Investment Management, L.P.

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Funds, please refer to the section “More About Risk.” This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Natixis Equity Funds	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

AEW Real Estate Fund

Adviser:	AEW Capital Management, L.P. (“AEW”)

Manager:	Matthew A. Troxell

Ticker Symbol:	Class Y
NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.

Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

Natixis Equity Funds	1	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as AEW deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: Because the Fund concentrates its investments in the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since class inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Natixis Equity Funds	2	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

The Fund’s Class Y shares total return year-to-date as of March 31, 2009 was -31.81%.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded REITs, designed to measure real estate equity performance. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Since Fund Inception (09/01/00)
AEW Real Estate Fund Class Y – Return Before Taxes	-36.96%	1.39%	7.79%
Return After Taxes on Distributions*	-37.67%	-0.34%	5.79%
Return After Taxes on Distributions & Sales of Fund Shares*	-23.24%	1.41%	6.38%
MSCI US REIT Index**	-37.97%	0.67%	7.09%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	3	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

CGM Advisor Targeted Equity Fund

Adviser:	Capital Growth Management Limited Partnership (“CGM”)

Manager:	G. Kenneth Heebner

Ticker Symbol:	Class Y
NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Well-established, with records of above-average growth

•	Promise of maintaining their leadership positions in their respective industries

•	Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

•	It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

•

CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

•	CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

•	CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

•	Invest a significant portion of its assets in a single industry sector.

•	Invest in foreign securities, including those in emerging markets.

•	Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).

•	Invest in REITs.

Natixis Equity Funds	4	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as CGM deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Natixis Equity Funds	5	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since class inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Since Class Inception (6/30/99)
CGM Advisor Targeted Equity Fund Class Y – Return Before Taxes	-38.28%	3.29%	0.70%
Return After Taxes on Distributions*	-39.08%	2.38%	-0.68%
Return After Taxes on Distributions & Sales of Fund Shares*	-24.41%	2.72%	0.07%
S&P 500 Index**	-37.00%	-2.19%	-2.66%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Natixis Equity Funds	6	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

**	The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from July 1, 1999.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	7	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Delafield Select Fund

Adviser:	Reich & Tang Asset Management, LLC (“Reich & Tang”)

Managers:	J. Dennis Delafield, Charles W. Neuhauser, Vincent Sellecchia and Donald Wang

Ticker Symbol:	Class Y
DESYX

Investment Goal

The Fund’s primary investment goal is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective. The Fund’s investment goal is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund will invest in a focused group of 12 to 25 common stocks issued primarily by small to mid-sized U.S. companies that Reich & Tang believes represent the best equity investment opportunities identified by Reich & Tang. To a lesser extent, the Fund may invest in other securities, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund applies a “value approach” to investing, seeking to invest in common stocks that Reich & Tang believes are currently undervalued by the market or that represent special situations. When selecting securities for the Fund, Reich & Tang considers factors such as the valuation of individual securities relative to other investment alternatives, trends in corporate profits, corporate cash flow, balance sheet changes, management capability and practices and the economic and political outlook. Although the strengths of a company’s balance sheet are important to Reich & Tang’s analysis, the Fund may invest in financially troubled companies if Reich & Tang has reason to believe that the company, based on its analysis, is worth more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation and deferred income tax in excess of the need for capital expenditures and dividends) will generally be considered attractive. Investment securities may also be assessed upon their earning power, stated asset values and off-balance sheet values. Reich & Tang may dispose of a security (i) if the price of the security increases above Reich & Tang’s target price for that security, (ii) if Reich & Tang believes that other investment opportunities offer the potential for greater capital appreciation or otherwise represent a better relative value, (iii) a company’s balance sheet weakens, (iv) company management is not executing its business plan, (v) Reich & Tang believes that actual or potential deterioration in the issuer’s earning power may adversely affect the price of its securities or (vi) the economic or political outlook for a company changes.

The Fund is non-diversified under the 1940 Act, which means that the Fund is not limited under the 1940 Act to a percentage of its assets that it may invest in any one issuer. Because the Fund intends to invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund will normally not seek to realize profits by anticipating short-term market movements and, under ordinary circumstances, intends to purchase securities for long-term capital appreciation.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Reich & Tang deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Natixis Equity Funds	8	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The Fund uses a “value approach” in selecting its investments. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Non-diversification risk: Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Small- and middle-capitalization companies risk: Investments in small- and middle-capitalization companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities. Investing in small-cap and mid-cap companies may involve greater risk than investing in larger companies since small- and mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The returns shown in the bar chart and table include performance for the Fund’s predecessor, the Reich & Tang Concentrated Portfolio L.P. (the “Predecessor Delafield Fund”), a Delaware limited partnership whose assets and liabilities the Fund acquired in a reorganization that occurred at the close of business on September 26, 2008 (the “Reorganization”). See “Performance Information” in the Fund’s Statement of Additional Information (“SAI”). In the Reorganization, limited partners of the Predecessor Delafield Fund received Class Y shares of the Fund. The Predecessor Delafield Fund was managed using substantially the same investment objectives, policies and restrictions as those used by the Fund. However, the Predecessor Delafield Fund was not registered as an investment company with the SEC. Therefore, it was not subject to the investment restrictions imposed by law on registered mutual funds. If the Predecessor Delafield Fund had been registered, its performance may have been adversely affected. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Natixis Equity Funds	9	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart below shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.†

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to that of the Russell 2500 Index. The Russell 2500 Index is an unmanaged index that measures the 2500 smallest companies in the Russell 3000 Index. It is a popular indicator of the performance of the small to mid-cap segment of the U.S. stock market. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund’s shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 2500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)†	Past 1 Year	Past 5 Years	Past 10 Years
Delafield Select Fund Class Y – Return Before Taxes	-37.73%	-0.55%	8.61%
Return After Taxes on Distributions*	-37.74%	-0.55%	8.61%
Return After Taxes on Distributions & Sales of Fund Shares*	-24.50%	-0.47%	7.66%
Russell 2500 Index**	-36.79%	-0.98%	4.08%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes.
†	The returns shown in the bar chart and the table reflect those of the Predecessor Delafield Fund. For periods prior to the Reorganization, performance of the Predecessor Delafield Fund is calculated by including the Predecessor Delafield Fund’s total return adjusted to reflect the deduction of the estimated fees and expenses applicable to Class Y shares of the Fund at the time of the Reorganization (determined at the time of the Reorganization, and not taking into account any fee waivers or expense reimbursements), based on projected Fund asset levels for the first year of operations. Performance from September 29, 2008 forward reflects actual Class Y share performance.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	10	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Gateway Fund

Adviser:	Gateway Investment Advisers, LLC (“Gateway”)

Managers:	J. Patrick Rogers, Paul R. Stewart and Michael T. Buckius

Ticker Symbol:	Class Y
GTEYX

Investment Goal

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts (“ADRs”), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in REITs.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s historical volatility has been closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a Fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund’s investment strategies are described in more detail below:

•

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. Gateway uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of US-exchange-traded equities that meets criteria and constrains established by the Adviser. Generally, Gateway tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also

Natixis Equity Funds	11	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

considering other factors, such as predicted dividend yield. Gateway monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. Gateway expects the portfolio to generally represent the broad U.S. equity market.

•

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

•

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

•

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

As a temporary defensive measure, the Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Correlation risk: The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Equity securities risk: You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely effect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Natixis Equity Funds	12	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Foreign securities risk: The Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Options risk: The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.†

Natixis Equity Funds	13	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how average annual total returns for the Class Y shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) and the Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Aggregate Bond Index”). The S&P 500 Index is a popular indicator of the performance of the large capitalization sectors of the U.S. stock market. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You cannot invest directly in an index. The total returns reflect expenses of the Fund’s Class Y shares. Total returns for Class Y shares have also been calculated to reflect returns after taxes on distributions only and returns after taxes on distributions and sales of Fund shares. The S&P 500 Index return and the Barclays Capital Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)†	Past 1 Year	Past 5 Years	Past 10 Years
Gateway Fund Class Y—Return Before Taxes	-13.77%	2.79%	3.54%
Return After Taxes on Distributions*	-14.05%	2.25%	2.98%
Return After Taxes on Distributions & Sales of Fund Shares*	-8.52%	2.13%	2.80%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Barclays Capital Aggregate Bond Index**	5.24%	4.65%	5.63%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.
†	The returns shown in the bar chart and table for periods prior to February 15, 2008 reflect the performance from the predecessor fund (the “Predecessor Fund”), an Ohio business trust whose assets and liabilities the Fund acquired in a reorganization (the “Reorganization”) that occurred as of the close of business on February 15, 2008. Shareholders of the Predecessor Fund received Class A shares of the Fund, which are offered in a separate prospectus. The Fund’s class Y shares were not outstanding prior to the Reorganization. Although the Predecessor Fund’s shares and the Fund’s Class Y shares would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, returns for Class Y would have been different to the extent their respective expenses differ. Performance for periods after the Reorganization reflect actual Class Y performance.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	14	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Hansberger International Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Hansberger Global Investors, Inc. (“Hansberger”)

Managers:	Growth Segment: Trevor Graham, Barry A. Lockhart, Patrick H. Tan and Thomas R.H. Tibbles Value Segment: Ronald Holt and Lauretta Reeves

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.

Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	High secular growth

•	Superior profitability

•	Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

•	Securities are selected on the basis of fundamental company-by-company analysis.

•	In choosing equity instruments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.

Natixis Equity Funds	15	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

•	Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises.

Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger’s objective is to identify undervalued securities, to hold them for the long-term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger may take into account the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Currency Risk: The risk that fluctuations in the exchange rates between different currencies may negatively affect an investment.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners

Natixis Equity Funds	16	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund’s performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund’s Class A shares, which are not offered through this prospectus. The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. Class Y shares would have had substantially similar returns because they were invested in the same portfolio of securities as Class A shares and would only differ to the extent the classes did not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

The table below shows how the average annual total returns for Class A shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada and the Morgan Stanley Capital International All Country World Index ex USA (“MSCI ACWI ex USA”), an unmanaged index designed to measure equity market performance in developed and emerging markets,

Natixis Equity Funds	17	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

excluding the United States. The MSCI EAFE Index is the Fund’s primary benchmark. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-USA returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	-50.63%	-1.22%	1.85%
Return After Taxes on Distributions*	-51.05%	-2.33%	0.56%
Return After Taxes on Distributions & Sales of Fund Shares*	-32.13%	-0.73%	1.46%
MSCI EAFE Index**	-43.06%	2.10%	1.18%
MSCI ACWI ex USA**	-45.24%	3.00%	2.27%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	18	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Harris Associates Large Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Harris Associates L.P. (“Harris Associates”)

Managers:	Edward S. Loeb, Michael J. Mangan and Diane L. Mustain

Ticker Symbol:	Class Y
NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

The Fund may also:

•

Invest in foreign securities traded in U.S. markets (through American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Natixis Equity Funds	19	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown below, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all the periods shown.

Natixis Equity Funds	20	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Harris Associates Large Cap Value Fund Class Y – Return Before Taxes	-40.18%	-5.68%	-3.65%
Return After Taxes on Distributions*	-40.37%	-5.77%	-4.23%
Return After Taxes on Distributions & Sales of Fund Shares*	-25.87%	-4.72%	-3.14%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	21	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Natixis U.S. Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadvisers:	BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Ticker Symbol:	Class Y
NESYX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund will produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy.

The Fund ordinarily invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

The Fund may also:

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest in REITs.

•	Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

•	Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

•	Invest in options and enter into futures, swap contracts, currency transactions and other derivatives.

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

Natixis Equity Funds	22	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

For more detailed information on each subadviser’s investment strategies, please refer to the section “Natixis U.S. Diversified Portfolio — More on Investment Strategies.”

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Allocation risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are also subject to credit risk and liquidity risk.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Natixis Equity Funds	23	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.

Natixis Equity Funds	24	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) an unmanaged index of U.S. common stocks, the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Diversified Portfolio Class Y – Return Before Taxes	-39.89%	-0.82%	1.25%
Return After Taxes on Distributions*	-40.04%	-0.90%	0.28%
Return After Taxes on Distributions & Sales of Fund Shares*	-25.58%	-0.63%	0.69%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Dow Jones Wilshire 4500 Index**	-39.02%	-0.77%	1.66%
S&P MidCap 400 Index**	-36.23%	-0.08%	4.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis U.S. Diversified Portfolio — More on Investment Strategies

The Fund’s portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:

•	Market capitalizations of any size with emphasis on capitalizations greater than $2 billion

•	Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

•	Above-average growth rates in sales

•	Improvements in profit margins

•	Providing proprietary or niche products and services

•	Strong industry growth

•	A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:

•	Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

Natixis Equity Funds	25	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

•

Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

Harris Associates

Under normal circumstances, the segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

•	Stock selling at less than 60% of its intrinsic value

•	Favorable intrinsic value growth potential

•	Owner-oriented management

In making investment decisions, Harris Associates generally employs the following methods:

•

Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates’ standards of quality and value.

•

Once Harris Associates determines that a stock trades at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company’s management as well as the company’s market position within its industry.

•

Investments are continuously monitored by both analysts and Fund managers. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles — Mid Cap Growth segment

Under normal circumstances, the Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:

•	Distinctive products, technologies or services

•	Attractive valuation relative to both competitors and their own operating history

•	Strong management team

•	Competitive barriers to entry within the company’s industry

In making investment decisions, Loomis Sayles employs the following methods:

•

Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

•

Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.

Natixis Equity Funds	26	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•

Analysts and Fund managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

•	Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.

Loomis Sayles — Small Cap Value segment

Under normal circumstances, the Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:

•	Attractive valuations

•	Positive free cash flow

•	Strong balance sheets

•	Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

•

Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

•

Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

•	Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

Natixis Equity Funds	27	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Vaughan Nelson Small Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Managers:	Chris D. Wallis and Scott J. Weber

Ticker Symbol:	Class Y
NEJYX

Investment Goal

The Fund seeks capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth value. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns.

•	Companies valued at a discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:

•

Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•

Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.

•

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

•	Invest in foreign securities, including those of emerging markets.

•	Invest in REITs.

Natixis Equity Funds	28	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	Invest in securities offered in initial public offerings (“IPOs”).

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Natixis Equity Funds	29	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year and since inception periods compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Natixis Equity Funds	30	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Since Class Inception (8/31/06)
Vaughan Nelson Small Cap Value Fund Class Y – Return Before Taxes	-20.81%	-3.33%
Return After Taxes on Distributions*	-20.82%	-3.34%
Return After Taxes on Distributions & Sales of Fund Shares*	-13.50%	-2.82%
Russell 2000 Value Index**	-28.92%	-13.86%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from September 1, 2006.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	31	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Vaughan Nelson Value Opportunity Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Managers:	Dennis G. Alff, Chris D. Wallis and Scott J. Weber

Ticker Symbol:	Class Y
VNVYX

Investment Goal

The Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell Midcap Value Index ($50 million to $15.3 billion as of March 25, 2009) which measures the performance of the mid-cap value segment of the U.S. equity universe. The Russell Midcap Value Index is a market capitalization-weighted index of those companies within the broader Russell Midcap Index (which includes approximately 800 of the smallest companies included in the Russell 1000 Index) that exhibit lower price-to-book ratios and lower forecasted growth values. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations.

Vaughan Nelson invests in medium capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns.

•	Companies valued at a discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

•

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•	Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.

•

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest in foreign securities, including those of emerging markets.

•	Invest in other investment companies, to the extent permitted by the 1940 Act.

Natixis Equity Funds	32	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	Invest in REITs.

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be

Natixis Equity Funds	33	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

Because the Fund is new and has not completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Natixis Equity Funds	34	Prospectus – May 1, 2009

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

Class Y
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fees	None	*

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	AEW Real Estate Fund[1]	CGM Advisor Targeted Equity Fund	Delafield Select Fund[2]	Gateway Fund[3]	Hansberger International Fund
	Class Y	Class Y	Class Y	Class Y	Class Y
Management fees	0.80%	0.69%	0.80%	0.65%	0.80%
Other expenses	0.40%	0.16%	1.48%‡	0.13%	0.44%†
Total annual fund operating expenses	1.20%	0.85%*	2.28%	0.78%	1.24%*
Less: Fee reduction and/or expense reimbursement	0.00%	0.00%	1.13%	0.08%	0.00%
Net Expenses	1.20%	0.85%	1.15%	0.70%	1.24%

	Harris Associates Large Cap Value Fund[4]	Natixis U.S. Diversified Portfolio[5]		Vaughan Nelson Small Cap Value Fund[6]	Vaughan Nelson Value Opportunity Fund[7]
	Class Y	Class Y		Class Y	Class Y
Management fees	0.70%	0.90%		0.90%	0.80%
Other expenses	0.14%	0.33	%†	0.31%	13.55%‡
Acquired fund fees and expenses	—	—		0.02%	0.01%
Total annual fund operating expenses	0.84%	1.23%		1.23%	14.36%
Less: Fee reduction and/or expense reimbursement	0.00%	0.08	%††	0.01%	13.20%
Net expenses	0.84%	1.15	%††	1.22%	1.16%

†	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
††	Fee reduction and/or expense reimbursement and Net Expenses have been restated to reflect the current expense cap arrangement.
‡	Other expenses are estimated for the current fiscal year.
*	Except as otherwise noted, the information in the table is based on amounts incurred during the Fund’s most recent fiscal year. The Fund’s annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

Natixis Equity Funds	35	Prospectus – May 1, 2009

FUND FEES & EXPENSES

1	AEW has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.25% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis.
2	Reich & Tang has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3	Gateway has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 0.70% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010 and may be terminated only with the consent of the Fund’s Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. Without this undertaking, expenses would have been higher.
4	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.05% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis.
5	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
6	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.20% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
7	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

A Fund’s adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses it has borne through the undertakings described above to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such reduced fees and expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	AEW Real Estate Fund	CGM Advisor Targeted Equity Fund	Delafield Select Fund	Gateway Fund	Hansberger International Fund
	Class Y	Class Y	Class Y	Class Y	Class Y
1 year	$122	$87	$117	$72	$126
3 years	$381	$271	$604	$241	$393
5 years	$660	$471	N/A	$425	$681
10 years	$1,455	$1,049	N/A	$959	$1,500

Natixis Equity Funds	36	Prospectus – May 1, 2009

FUND FEES & EXPENSES

	Harris Associates Large Cap Value Fund	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
	Class Y	Class Y	Class Y	Class Y
1 year	$86	$117	$124	$118
3 years	$268	$382	$389	$2,828
5 years	$466	$668	$675	N/A
10 years	$1,037	$1,482	$1,488	N/A

*	The example is based on Net Expenses for the one-year period for the Delafield Select Fund, Gateway Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Delafield Select Fund and 60 days for AEW Real Estate Fund), is available on the Funds’ website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

Natixis Equity Funds	37	Prospectus – May 1, 2009

More About Risk

Each Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are described in the Fund summary under “Principal Investment Risks.” The following is a list of non-principal risks to which each Fund may be subject because of its investments in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Delafield Select Funds)

The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds)

The risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds)

The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value.

Foreign Risk (All Funds)

The risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased.

Information Risk (All Funds)

The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPO’s, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds)

The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Natixis Equity Funds	38	Prospectus – May 1, 2009

MORE ABOUT RISK

Leverage Risk (All Funds except AEW Real Estate Fund)

The risk associated with securities or practices (e.g., borrowing or derivatives) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds)

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value.

Opportunity Risk (All Funds)

The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except AEW Real Estate Fund)

Certain of the Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, currency, reference rate or index. Derivatives include, among other things, options, futures, swaps (including credit default swaps) and structured notes. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to earn income, enhance yield or gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivative transactions. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Political Risk (All Funds)

The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or REITs.

Natixis Equity Funds	39	Prospectus – May 1, 2009

MORE ABOUT RISK

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds)

These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds)

The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Percentage Investment Limitations. Except as set forth in the Statement of Additional Information (“SAI”), the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management Team

Meet the Funds’ Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 23 mutual funds. The Natixis Funds family had combined assets of $21.4 billion as of December 31, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Natixis Equity Funds (the “Funds” or each a “Fund”), which, along with the Natixis Income Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”) and ASG Global Alternatives Fund constitute the “Natixis Funds.”

Advisers

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser), CGM Advisor Targeted Equity Fund (for which CGM serves as adviser), Delafield Select Fund (for which Reich & Tang serves as adviser) and the Gateway Fund (for which Gateway serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial service entities: Natixis, an investment banking and financial services firm; the Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and the Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banque Populaires. Natixis US has 15 principal subsidiary or affiliated asset management firms that collectively had over $214 billion in assets under management at December 31, 2008. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund, Delafield Select Fund and Gateway Fund. It also provides general business management and administration to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund, Delafield Select Fund and Gateway Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2008 as a percentage of each Fund’s average daily net assets were 0.90% for the Natixis U.S. Diversified Portfolio, 0.80% for the Hansberger International Fund, 0.70% for the Harris Associates Large Cap Value Fund and 0.90% for the Vaughan Nelson Small Cap Value Fund. The aggregate advisory and subadvisory fees to be paid by the Vaughan Nelson Value Opportunity Fund as a percentage of the Vaughan Nelson Value Opportunity Fund’s average daily net assets is 0.80%.

Natixis Equity Funds	40	Prospectus – May 1, 2009

MANAGEMENT TEAM

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $43 billion in assets under management as of December 31, 2008. For the fiscal year ended January 31, 2009, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to three additional mutual funds and various institutional investors. CGM had over $7.1 billion in assets under management as of December 31, 2008. For the fiscal year ended December 31, 2008, the CGM Advisor Targeted Equity Fund paid 0.69% of its average daily net assets to CGM in advisory fees.

Gateway, located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the Gateway Fund. Gateway is a subsidiary of Natixis US. Gateway had over $7 billion in assets under management at December 31, 2008. For the fiscal year ended December 31, 2008, the Gateway Fund paid 0.64% (after reduction) of its average daily net assets to Gateway in advisory fees.

Reich & Tang, which is registered as an investment adviser with the SEC, is the Delafield Select Fund’s investment adviser. The Delafield Asset Management division of Reich & Tang provides the investment management services to the Delafield Select Fund on behalf of Reich & Tang. Reich & Tang’s principal business office is located at 600 Fifth Avenue, New York, New York 10020. As of December 31, 2008, Reich & Tang served as the investment manager, adviser or subadviser with respect to assets aggregating $14.3 billion. Reich & Tang has been an investment adviser since 1970 and currently is manager or subadviser of 13 registered investment companies, of which it acts as administrator for 10. Reich & Tang advises institutions, foundations, private funds, and high net-worth individuals. Reich & Tang is a subsidiary of Natixis US.

The aggregate advisory fee to be paid by the Delafield Select Fund as a percentage of the Delafield Select Fund’s average daily net assets is 0.80%.

Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of a Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. and serves as subadviser to Natixis U.S. Diversified Portfolio. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.31 trillion in investment company and other portfolio assets under management as of December 31, 2008.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $5 billion in assets as of December 31, 2008, and specializes in international investing, managing institutional separate portfolios and mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund and a segment of the Natixis U.S. Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $37.7 billion in assets as of December 31, 2008, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $106 billion in assets under management as of December 31, 2008. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2008, Vaughan Nelson had $6.6 billion in assets under management.

Natixis Equity Funds	41	Prospectus – May 1, 2009

MANAGEMENT TEAM

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ financial reports for the six months ended June 30, 2008 for the CGM Advisor Targeted Equity Fund, Gateway Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund, for the six months ended July 31, 2008 for the AEW Real Estate Fund and for the twelve months ended December 31, 2008 for the Delafield Select Fund and the Vaughan Nelson Value Opportunity Fund.

Portfolio Trades

In placing portfolio trades, the Fund’s adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund (except Gateway Fund) may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include two money market funds: the Money Market Fund and the Daily Income Fund. The Money Market Fund is advised by Natixis Advisors and subadvised by Reich & Tang and the Daily Income Fund is advised by Reich & Tang. Because Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Funds may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Gateway, Harris Associates, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except BlackRock) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition,

Natixis Equity Funds	42	Prospectus – May 1, 2009

MANAGEMENT TEAM

because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulation.

Meet the Funds’ Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below.

AEW

Matthew A. Troxell — Matthew A. Troxell has managed the AEW Real Estate Fund since its inception in December 2000. Mr. Troxell, Managing Director and Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 26 years of experience in investment analysis and portfolio management.

BlackRock

Edward P. Dowd — Edward P. Dowd has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Dowd, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with State Street Research & Management (SSRM). Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He joined SSRM in 2002 and was a co-portfolio manager of the State Street Research Legacy Fund.

Jeffrey R. Lindsey — Jeffrey R. Lindsey has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Lindsey, Managing Director at BlackRock, joined the firm 2005 following BlackRock’s merger with SSRM. He joined SSRM in 2002 and was promoted to Chief Investment Officer—Growth in 2003. Mr. Lindsey holds the designation of Chartered Financial Analyst.

CGM

G. Kenneth Heebner — G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 43-year veteran of the investment industry.

Gateway

J. Patrick Rogers, CFA — J. Patrick Rogers joined Gateway Investment Advisers, Inc. (“Gateway”), general partner of Gateway Investment Advisers, L.P., the predecessor to the Adviser (the “Predecessor Adviser”), in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Gateway Fund and its predecessor since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of The Gateway Trust, the predecessor to the current Gateway Trust (the “Predecessor Trust”), from January 1997 and a trustee of the Predecessor Trust from December 1998.

Paul R. Stewart, CFA — Paul R. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of Fund management in 2000. Mr. Stewart was appointed chief investment officer of Predecessor Adviser in January 2006. He served as co-portfolio manager of the Gateway Fund and its predecessor since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

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MANAGEMENT TEAM

Michael T. Buckius, CFA — Michael T. Buckius joined Gateway in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Gateway Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by Gateway. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

Hansberger

Trevor Graham — Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Senior Vice President — Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Ronald Holt — Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO — Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO — Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 18 years of financial services experience.

Barry A. Lockhart — Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Deputy Managing Director — Canada, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience.

Lauretta Reeves — Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO — Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Patrick H. Tan — Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Senior Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 15 years of investment-related experience.

Thomas R.H. Tibbles — Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO — Growth Team and Managing Director — Canada, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 22 years of financial services experience.

Harris Associates

Edward S. Loeb — Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Michael J. Mangan — Michael J. Mangan has co-managed Harris Associates Large Cap Value Fund since July 2002 and Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 20 years of investment management experience.

Diane L. Mustain — Diane L. Mustain has co-managed Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 27 years of investment experience.

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MANAGEMENT TEAM

Loomis Sayles

Philip C. Fine — Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Joseph R. Gatz — Joseph R. Gatz has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Daniel G. Thelen — Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Reich & Tang

J. Dennis Delafield — Mr. Delafield is Chief Executive Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 1991. He has been a portfolio manager of the Delafield Select Fund since June, 2008. Mr. Delafield was previously a portfolio manager of the Predecessor Delafield Fund from June 2005 to September 2008. Mr. Delafield received a B.A. from Princeton University in 1957.

Charles W. Neuhauser — Mr. Neuhauser is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 2005. He has been a portfolio manager of the Delafield Select Fund since June 2008. Mr. Neuhauser was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Neuhauser received a B.A. from Columbia University in 1980.

Vincent Sellecchia — Mr. Sellecchia is Chief Investment Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since July 1998. He has been a portfolio manager of the Delafield Select Fund since June 2008. Mr. Sellecchia was a portfolio manager of the Predecessor Delafield Fund from July 1998 to September 2008. Mr. Sellecchia received a B.A. from Boston College in 1974 and an M.B.A. from New York University in 1976.

Donald Wang — Mr. Wang is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 2005. He has been a portfolio manager of the Delafield Select Fund since June, 2008. Mr. Wang was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Wang received a B.S. from New York University in 1989.

Vaughan Nelson

Dennis G. Alff — Dennis G. Alff has co-managed Vaughan Nelson Value Opportunity Fund since October 2008. Mr. Alff, a Portfolio Manager of Vaughan Nelson, joined the firm in 2006. Mr. Alff received a B.S. from the United States Military Academy and an M.B.A. from Harvard Business School. Mr. Alff holds the designation of Chartered Financial Analyst and has over 13 years of investment management and research experience.

Chris D. Wallis — Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since March 2004 and October 2008, respectively. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 17 years of investment/financial analysis and accounting experience.

Scott J. Weber — Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since April 2004 and October 2008, respectively. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 12 years of investment management and financial analysis experience.

Please see the Funds’ SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Natixis Equity Funds	45	Prospectus – May 1, 2009

Fund Services

Investing in the Funds

Compensation to Securities Dealers

The Distributor, the Funds’ advisers and their respective affiliates will, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Funds may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

•	Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.

•	Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Funds as set forth above.

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

Natixis Equity Funds	46	Prospectus – May 1, 2009

FUND SERVICES

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, Individual Retirement Accounts and accounts of Registered Investment Advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Funds below the stated minimums.

Investors in Class A shares of the Gateway Fund whose account value is $100,000 or more or who otherwise meet eligibility requirements of Class Y and who were shareholders of the Predecessor Fund on the date of the Reorganization may exchange their Class A shares for Class Y shares of the Gateway Fund. Shareholders who hold Class A shares of the Gateway Fund through certain intermediaries may not be eligible to exchange their shares to Class Y shares.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:

•	Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.

•	Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).

•	Separate Accounts of New England Financial, MetLife or their affiliates.

3.	You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

Certificates will not be issued for any class of shares.

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FUND SERVICES

Buying Shares

Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

	Opening an Account	Adding to an Account
Through Your Investment Dealer	• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.

By Mail

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•   Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•   Complete the investment slip from an account statement or include a letter specifying the Fund name, class of shares, account number and the registered account name(s).

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478.

By Wire

•   Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121- 9579.

•   Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

•   Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•   Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)	• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•   If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•   Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Natixis Equity Funds	48	Prospectus – May 1, 2009

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer	• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.

By Mail

•   Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•   The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•   Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•   Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•   Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com.

•   Call Natixis Funds to request an exchange.

By Wire

•   Complete the “Bank Information” section on your account application.

•   Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•   Proceeds will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•   Ask your bank or credit union whether it is a member of the ACH system.

•   Complete the “Bank Information” section on your account application.

•   If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•   Call Natixis Funds to request an ACH redemption.

•   Proceeds will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”

By Telephone

•   Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•   Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

Natixis Equity Funds	49	Prospectus – May 1, 2009

FUND SERVICES

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;

•	a federal savings bank, cooperative, or other type of bank;

•	a savings and loan or other thrift institution;

•	a credit union; or

•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for at least the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Funds’ Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Natixis Equity Funds	50	Prospectus – May 1, 2009

FUND SERVICES

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Natixis Equity Funds	51	Prospectus – May 1, 2009

FUND SERVICES

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

•   When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•   During an emergency as permitted by the SEC.

•   During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.

Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

Natixis Equity Funds	52	Prospectus – May 1, 2009

FUND SERVICES

How Fund Shares Are Priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received by the transfer agent “in good order.”[1]

•

Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m., Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m., Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

•	A fund that invests in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

1	Please see the section “Buying Shares”, which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.

•

Options — domestic exchange-traded single equity option contracts are valued a the mean of the National Best Bid and offer quotations. Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing big and asked quotations. Under normal market conditions, the Fund will generally consider

Natixis Equity Funds	53	Prospectus – May 1, 2009

FUND SERVICES

the value of domestic exchange-traded index options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m., Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, Gateway Fund will fair value index options using the closing rotation values as published by the CBOE.

•	Futures — current settlement price.

•	Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.

•	All other securities — fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly
CGM Advisor Targeted Equity Fund	AEW Real Estate Fund
Delafield Select Fund	Gateway Fund
Hansberger International Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund; or

•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

Natixis Equity Funds	54	Prospectus – May 1, 2009

FUND SERVICES

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Even though the Delafield Select Fund is not diversified for purposes of the 1940 Act, the Fund still intends to be diversified for purposes of meeting the requirements of Subchapter M.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of nest short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable whether shareholders receive them in cash in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund, except that of a Fund investing more than 50% of its assets in foreign securities, such as the Hansberger International Fund, may elect to permit shareholders claim a credit or deduction for their respective pro rata shares of qualifying foreign taxes paid by or withheld from amounts paid to the Fund. In such a case, shareholders will be required to include in gross income from foreign sources their pro rata

Natixis Equity Funds	55	Prospectus – May 1, 2009

FUND SERVICES

shares of such taxes, and each shareholder’s ability to claim a foreign tax credit or deduction for such foreign taxes will be subject to generally applicable limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes.

In addition, a Fund’s investments in foreign securities or foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s investments in certain debt obligations, derivatives or REITs may cause that Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

In addition, a Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010.

Please see the SAI for additional information on the federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Natixis Equity Funds	56	Prospectus – May 1, 2009

Financial Performance

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

Natixis Equity Funds	57	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(d)
AEW REAL ESTATE FUND
Class Y
1/31/2009	$16.46	$0.38	$(8.03)	$(7.65)	$(0.36)	$(0.40)	$(0.76)	—
1/31/2008	25.78	0.38	(6.66)	(6.28)	(0.37)	(2.67)	(3.04)	—
1/31/2007	20.25	0.27	7.05	7.32	(0.26)	(1.53)	(1.79)	—
1/31/2006	16.45	0.25	5.32	5.57	(0.28)	(1.49)	(1.77)	—
1/31/2005	14.83	0.38	2.28	2.66	(0.40)	(0.64)	(1.04)	—
CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2008	$13.32	$0.13	$(5.09)	$(4.96)	$(0.08)	$(0.44)	$(0.52)	$0.00	(h)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	1.12	1.16	—	—	—	0.00
DELAFIELD SELECT FUND
Class Y
12/31/2008(g)	$8.74	$0.01	$(2.97)	$(2.96)	$(0.01)	$—	$(0.01)	$—
GATEWAY FUND
Class Y *
12/31/2008	$27.76	$0.56	$(3.56)	$(3.00)	$(0.59)	$—	$(0.59)	$—

Natixis Equity Funds	58	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Ratios to Average Net Assets:					Portfolio turnover rate(%)
			Net expenses(%)(c)(f)		Gross expenses(%)(f)		Net investment income (loss)(%)(f)
$8.05	(48.8)	$28,847	1.20		1.20		2.74	30
16.46	(24.8)	41,844	1.09		1.09		1.79	24
25.78	37.8	48,080	1.09	(e)	1.09	(e)	1.21	15
20.25	35.1	19,015	1.25		1.28		1.35	15
16.45	17.9	9,964	1.25		1.37		2.38	20
$7.84	(38.3)	$44,240	0.85		0.85		1.21	211
13.32	34.8	17,520	0.90		0.90		0.74	179
10.93	9.0	11,714	0.87		0.87		1.05	171
10.42	13.4	11,181	1.07		1.07		0.99	196
9.23	14.4	9,145	1.08		1.08		0.51	265
$5.77	(33.9)	$9,226	1.15		3.47		0.29	29
$24.17	(11.0)	$1,402,090	0.70		0.78		2.45	38

*	From commencement of Class operations on February 19, 2008 through December 31, 2008.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(c)	The investment advisor and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Amount rounds to less than $0.01 per share if applicable.
(e)	Includes fee/expense recovery of 0.01%
(f)	Computed on annualized basis for periods less than one year, if applicable.
(g)	For the period September 26, 2008 (commencement of operations) through December 31, 2008.
(h)	Effective June 2, 2008, redemption fees were eliminated.

Natixis Equity Funds	59	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

	Net asset value, beginning of the period	Income (Loss) from Investment Operations:				Less Distributions:			Redemption fees(d)
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2008	$15.47	$0.19	$(6.42)		$(6.23)	$(0.19)	$—	$(0.19)	$—
12/31/2007	16.01	0.12	(0.51	)(j)	(0.39)	(0.15)	—	(0.15)	—
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	(0.03)	—
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	(0.01)	—
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class Y
12/31/2008	$27.58	$0.07 (k)	$(10.94)		$(10.87)	$—	$(0.42)	$(0.42)	$—
12/31/2007	24.45	0.03	3.41		3.44	—	(0.31)	(0.31)	—
12/31/2006	21.41	0.14	2.90		3.04	—	—	—	—
12/31/2005	19.82	(0.03)	1.62		1.59	—	—	—	—
12/31/2004	17.46	(0.05)	2.41		2.36	—	—	—	—
VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
12/31/2008	$22.20	$0.12	$(4.74)		$(4.62)	$—	$(0.03)	$(0.03)	$0.00	(g)
12/31/2007	20.91	0.04	1.25		1.29	—	—	—	0.00
12/31/2006(f)	19.02	0.02	1.87		1.89	—	—	—	—

Natixis Equity Funds	60	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Ratios to Average Net Assets:					Portfolio turnover rate(%)
			Net expenses(%)(b)(h)		Gross expenses(%)(h)		Net investment income (loss)(%)(h)
$9.05	(40.2)	$5,842	0.84		0.84		1.47	38
15.47	(2.6)	11,840	0.91	(i)	0.91		0.72	30
16.01	17.0	14,057	0.91	(e)	0.91	(e)	0.82	23
13.72	0.0	14,226	1.05		1.09		0.65	39
13.74	9.6	18,027	0.99		0.99		0.58	27
$16.29	(39.9)	$5,611	1.17		1.23		0.31	110
27.58	14.0	16,649	1.12		1.12		0.10	82
24.45	14.2	21,155	1.03		1.03		0.60	83
21.41	8.0	20,445	1.32		1.32		(0.16)	97
19.82	13.5	25,060	1.33		1.33		(0.27)	104
$17.55	(20.8)	$71,568	1.20		1.21		0.65	124
22.20	6.1	1,241	1.19	(e)	1.19	(e)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Includes fee/expense recovery of 0.04%.
(f)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)	Includes a litigation payment of $0.02 per share.
(k)	Includes a special dividend of $0.02 per share for which the source of the dividend has not been determined by the issuer.

Natixis Equity Funds	61	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

	Net asset value, beginning of the period	Income (Loss) from Investment Operations:			Less Distributions:		Redemption fees(e)
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class Y
12/31/2008*	$10.00	$0.03	$(0.40)	$(0.37)	$(0.03)	$(0.03)	$—

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FINANCIAL PERFORMANCE

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(b)(d)	Gross expenses(%)(d)	Net investment income (loss)(%)(d)	Portfolio turnover rate(%)
$9.60	(3.7)	$960	1.15	38.91	1.41	12

*	For the period October 31, 2008 (inception) through December 31, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Amount rounds to less than $0.01 per share, if applicable.

Natixis Equity Funds	63	Prospectus – May 1, 2009

Glossary of Terms

American Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.

Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade.

Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price — The difference between a bond’s current market price and its face or redemption value.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple — The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Natixis Equity Funds	64	Prospectus – May 1, 2009

GLOSSARY OF TERMS

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.

Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A fund’s assets minus its liabilities. With respect to the funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid.

Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance.

Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach — The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing — A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Natixis Equity Funds	65	Prospectus – May 1, 2009

GLOSSARY OF TERMS

Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a fund is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

Natixis Equity Funds	66	Prospectus – May 1, 2009

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If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, visit the Funds website at www.funds.natixis.com or call the Fund at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds, Loomis Sayles Funds, Hansberger International Series and Delafield Fund, Inc. If you have a complaint concerning Natixis Distributors or any of its registered representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our websites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P. and all of their successors.

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Fund.

Investment Company Act File No. 811-04323	YES51-0509
Investment Company Act File No. 811-00242
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Investment Company Act File No. 811-22099